Emerging Markets Growth Fund
Investment portfolio
September 30, 2024
unaudited

Common stocks 96.97% Asia-Pacific 80.93% China 29.68%	Shares	Value (000)
Alibaba Group Holding, Ltd.	398,900	$5,302
Anhui Conch Cement Co., Ltd., Class H	2,715,129	7,971
BeiGene, Ltd. (ADR)[1]	130,211	29,234
BYD Co., Ltd., Class A	125,676	5,452
BYD Co., Ltd., Class H	79,500	2,855
China Merchants Bank Co., Ltd., Class H	509,000	2,476
Contemporary Amperex Technology Co., Ltd., Class A	29,460	1,046
H World Group, Ltd.	169,400	640
H World Group, Ltd. (ADR)	595,031	22,135
Haitian International Holdings, Ltd.	1,948,000	6,143
Innovent Biologics, Inc.[1]	6,432,500	39,036
JD Health International, Inc.[1]	1,185,200	5,171
Jiangsu Hengli Hydraulic Co., Ltd., Class A	1,470,200	13,205
Jiangsu Hengrui Medicine Co., Ltd., Class A	3,433,626	25,596
Kweichow Moutai Co., Ltd., Class A	63,361	15,483
Legend Biotech Corp. (ADR)[1]	233,566	11,382
Li Ning Co., Ltd.	785,000	1,947
Meituan, Class B1	423,000	9,003
Midea Group Co., Ltd., Class A	1,445,137	15,449
NetEase, Inc.	1,703,087	31,831
NetEase, Inc. (ADR)	177,927	16,638
Ping An Insurance (Group) Company of China, Ltd., Class H	3,955,500	25,115
Shenzhen Inovance Technology Co., Ltd., Class A	3,011,777	26,809
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	124,868	5,163
Shenzhou International Group Holdings, Ltd.	1,202,500	10,664
Tencent Holdings, Ltd.	1,135,400	63,574
Trip.com Group, Ltd. (ADR)[1]	204,165	12,134
Tsingtao Brewery Co., Ltd., Class H	360,000	2,815
		414,269
Hong Kong 0.86%
AIA Group, Ltd.	936,400	8,280
Galaxy Entertainment Group, Ltd.	748,000	3,709
		11,989
India 19.84%
360 ONE WAM, Ltd.	1,050,524	13,010
Avenue Supermarts, Ltd.[1]	19,025	1,158
Bharti Airtel, Ltd.	334,785	6,845
BSE, Ltd.	87,707	3,855
Cholamandalam Investment and Finance Co., Ltd.	804,111	15,426
City Union Bank, Ltd.	2,388,997	4,687
Coforge, Ltd.	131,604	11,014
FSN E-Commerce Ventures, Ltd.[1]	1,062,353	2,485
Genpact, Ltd.	99,034	3,883
Emerging Markets Growth Fund — Page 1 of 7

unaudited
Common stocks (continued) Asia-Pacific (continued) India (continued)	Shares	Value (000)
HCL Technologies, Ltd.	543,254	$11,683
HDFC Bank, Ltd.	661,552	13,693
ICICI Bank, Ltd.	744,440	11,331
ITC, Ltd.	880,822	5,459
Kotak Mahindra Bank, Ltd.	934,196	20,664
Larsen & Toubro, Ltd.	271,750	11,916
MakeMyTrip, Ltd.[1]	190,721	17,728
Mankind Pharma, Ltd.[1]	382,034	11,489
Maruti Suzuki India, Ltd.	153,173	24,189
Max Healthcare Institute, Ltd.	1,396,823	16,465
Shriram Finance, Ltd.	113,564	4,860
Tata Consultancy Services, Ltd.	219,938	11,223
Tube Investments of India, Ltd.	88,345	4,578
TVS Motor Co., Ltd.	103,866	3,519
United Spirits, Ltd.	1,016,421	19,310
Varun Beverages, Ltd.	3,191,362	23,129
Vodafone Idea, Ltd.[1]	26,875,289	3,334
		276,933
Indonesia 6.16%
Bank Central Asia Tbk PT	24,835,800	16,933
Bank Mandiri (Persero) Tbk PT	11,811,600	5,401
Indofood CBP Sukses Makmur Tbk PT	3,685,400	3,000
Indosat Tbk PT	22,033,400	15,934
Map Aktif Adiperkasa Tbk PT	107,915,900	6,699
PT Bank Syariah Indonesia Tbk	137,469,235	27,321
PT Surya Citra Media Tbk	251,210,500	2,025
Sumber Alfaria Trijaya Tbk PT	18,666,600	3,896
Telkom Indonesia (Persero) Tbk PT, Class B	24,629,900	4,867
		86,076
Philippines 2.43%
BDO Unibank, Inc.	5,101,248	14,408
International Container Terminal Services, Inc.	2,058,260	14,847
SM Investments Corp.	277,470	4,742
		33,997
South Korea 7.51%
Coupang, Inc., Class A1	559,854	13,745
Hana Financial Group, Inc.	439,691	19,829
JB Financial Group Co., Ltd.	94,594	1,110
KB Financial Group, Inc.	90,137	5,598
KT&G Corp.	53,273	4,445
Samsung Electronics Co., Ltd.	561,861	26,630
Samsung Electronics Co., Ltd. (GDR)[2]	7,622	8,936
SK hynix, Inc.	181,961	24,512
		104,805
Taiwan 12.95%
Advantech Co., Ltd.	623,000	6,356
AirTAC International Group	364,904	10,591
E Ink Holdings, Inc.	506,000	4,712
LITE-ON Technology Corp.	1,601,000	5,048
MediaTek, Inc.	651,042	24,312
Emerging Markets Growth Fund — Page 2 of 7

unaudited
Common stocks (continued) Asia-Pacific (continued) Taiwan (continued)	Shares	Value (000)
Nien Made Enterprise Co., Ltd.	356,000	$5,727
SINBON Electronics Co., Ltd.	59,000	562
Taiwan Semiconductor Manufacturing Co., Ltd.	3,793,812	115,824
Voltronic Power Technology Corp.	120,000	7,655
		180,787
Thailand 0.30%
TISCO Financial Group PCL, foreign registered shares	1,395,994	4,156
Vietnam 1.20%
Asia Commercial Joint Stock Bank	9,222,645	10,344
Masan Group Corp.[1]	649,244	2,002
Vietnam Dairy Products JSC	1,020,500	2,914
Vinhomes JSC[1]	847,003	1,477
		16,737
Total Asia-Pacific		1,129,749
Latin America 10.40% Brazil 5.29%
AZZAS 2154 SA, ordinary nominative shares	205,736	1,593
B3 SA - Brasil, Bolsa, Balcao	2,527,590	4,969
Banco BTG Pactual SA, units	325,000	1,985
CCR SA, ordinary nominative shares	5,217,409	11,588
Estre Ambiental, Inc.[1,2,3]	591,120	— [4]
Hypera SA, ordinary nominative shares	440,555	2,121
Lojas Renner SA	2,105,862	6,981
Magazine Luiza SA1	1,743,441	3,104
Nu Holdings, Ltd., Class A1	118,572	1,619
Rede D’Or Sao Luiz SA	2,797,416	15,883
Rumo SA	1,891,390	6,944
TIM SA	4,950,315	17,020
		73,807
Mexico 5.11%
América Móvil, SAB de CV, Class B (ADR)	748,983	12,253
BBB Foods, Inc., Class A1	541,405	16,242
CEMEX, SAB de CV (ADR), ordinary participation certificates, units	370,099	2,258
Corp. Inmobiliaria Vesta, SAB de CV	2,197,241	5,931
Corp. Inmobiliaria Vesta, SAB de CV (ADR)	73,100	1,969
Grupo Aeroportuario del Centro Norte, SAB de CV, Series B	468,131	3,955
Grupo Aeroportuario del Pacífico, SAB de CV, Class B	517,765	8,991
Grupo Financiero Banorte, SAB de CV, Series O	1,930,425	13,677
Prologis Property Mexico, SA de CV, REIT	1,843,855	6,032
		71,308
Total Latin America		145,115
Eastern Europe and Middle East 2.03% Kazakhstan 1.27%
Halyk Savings Bank of Kazakhstan OJSC (GDR)[2]	694,823	12,224
Kaspi.kz JSC (ADR)	51,807	5,491
		17,715
Emerging Markets Growth Fund — Page 3 of 7

unaudited
Common stocks (continued) Eastern Europe and Middle East (continued) Russian Federation 0.00%	Shares	Value (000)
Alrosa PJSC[3]	12,604	$— [4]
Baring Vostok Capital Fund IV Supplemental Fund, LP1,3,5,6,7	43,189,450	— [4]
Baring Vostok Private Equity Fund IV, LP1,3,5,6,7	23,604,516	— [4]
Rosneft Oil Co. PJSC[3]	570,845	— [4]
Sberbank of Russia PJSC[3]	11,761,726	— [4]
		— [4]
Slovenia 0.76%
Nova Ljubljanska Banka dd (GDR)	397,148	10,600
Total Eastern Europe and Middle East		28,315
Other markets 1.93% Norway 0.53%
Borr Drilling, Ltd.[1]	1,354,682	7,437
United Kingdom 0.00%
Sedibelo Platinum Mines, Ltd.[1,3]	17,665,800	— [4]
United States 1.40%
Kosmos Energy, Ltd.[1]	609,639	2,457
MercadoLibre, Inc.[1]	8,336	17,105
		19,562
Total Other markets		26,999
Africa 1.68% Federal Republic of Nigeria 0.26%
Guaranty Trust Holding Co. PLC	126,924,542	3,649
South Africa 1.42%
Discovery, Ltd.	498,338	4,963
MTN Group, Ltd.	2,789,674	14,829
		19,792
Total Africa		23,441
Total common stocks (cost: $1,038,400,000)		1,353,619
Preferred securities 0.51% Asia-Pacific 0.51% South Korea 0.51%
Samsung Electronics Co., Ltd., nonvoting preferred shares	181,004	7,074
Total preferred securities (cost: $7,765,000)		7,074
Emerging Markets Growth Fund — Page 4 of 7

unaudited
Rights & warrants 0.24% Asia-Pacific 0.24% China 0.24%	Shares	Value (000)
Centre Testing International Group Co., Ltd., Class A, warrants, expire 3/28/2025[1,2]	870,000	$1,869
Midea Group Co., Ltd., warrants, expire 3/19/2025[1,2]	140,630	1,503
		3,372
Total rights & warrants (cost: $2,739,000)		3,372
Short-term securities 2.87% Money market investments 2.87%
Capital Group Central Cash Fund 5.09%[8,9]	400,671	40,075
Total short-term securities (cost: $40,068,000)		40,075
Total investment securities 100.59% (cost: $1,088,972,000)		1,404,140
Other assets less liabilities (0.59)%		(8,244)
Net assets 100.00%		$1,395,896
Investments in affiliates9

	Value at 7/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 9/30/2024 (000)	Dividend or interest income (000)
Short-term securities 2.87%
Money market investments 2.87%
Capital Group Central Cash Fund 5.09%[8]	$36,179	$151,128	$147,259	$20	$7	$40,075	$657
Restricted securities7

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Baring Vostok Capital Fund IV Supplemental Fund, LP1,3,5,6	10/8/2007-8/29/2019	$25,045	$— [4]	.00%[10]
Baring Vostok Private Equity Fund IV, LP1,3,5,6	4/25/2007-12/28/2020	11,441	— [4]	.00 [10]
Total		$36,486	$— [4]	.00%[10]

[1]	Security did not produce income during the last 12 months.
[2]
Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $24,532,000, which represented 1.76% of the net assets of the fund.

[3]	Value determined using significant unobservable inputs.
[4]	Amount less than one thousand.
[5]
Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund.
Therefore, the cost and market value may not be indicative of the private equity fund’s performance. For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnership is reported.

[6]
Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.

[7]
Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was less than $1,000, which represented less than .01% of the net assets of the fund.

[8]	Rate represents the seven-day yield at 9/30/2024.
[9]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
[10]	Amount less than .01%.
Emerging Markets Growth Fund — Page 5 of 7

unaudited
Valuation disclosures

Capital International, Inc. (“CIInc”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of directors has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of directors. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Emerging Markets Growth Fund — Page 6 of 7

unaudited
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of September 30, 2024 (dollars in thousands):
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Asia-Pacific	$126,879	$1,002,870	$—	$1,129,749
Latin America	145,115	—	— *	145,115
Eastern Europe and Middle East	5,491	22,824	— *	28,315
Other markets	26,999	—	— *	26,999
Africa	—	23,441	—	23,441
Preferred securities	—	7,074	—	7,074
Rights & warrants	—	3,372	—	3,372
Short-term securities	40,075	—	—	40,075
Total	$344,559	$1,059,581	$— *	$1,404,140
*
Amount less than one thousand.
Key to abbreviation(s)
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
REIT = Real Estate Investment Trust
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2024 Capital Group. All rights reserved.
MFGEFP1-015-1124
Emerging Markets Growth Fund — Page 7 of 7